UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2014

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2014, the Board of Directors (the “Board”) of FirstEnergy Corp. (the “Company”) elected Charles E. Jones as the Company’s President and Chief Executive Officer, effective January 1, 2015. On such date, Anthony J. Alexander will become the executive Chairman of the Board and Mr. Jones will continue to report to Mr. Alexander in such role. This orderly succession was contemplated in Mr. Alexander’s existing employment agreement with the Company, dated as of March 20, 2012. Furthermore, George M. Smart, the current non-executive Chairman of the Board, will become the Board’s Lead Independent Director effective January 1, 2015, during the transition period, having the responsibilities traditionally associated with such role.

On December 16, 2014, the Board also voted to increase the size of the Board from fourteen to fifteen members effective as of January 1, 2015, and elected Mr. Jones to serve as a director effective thereupon.

Mr. Jones, age 59, is currently serving as executive vice president and president, FirstEnergy Utilities. Mr. Jones, who began his career in 1978 as a substation engineer with the Company’s predecessor and current subsidiary, Ohio Edison Company (“OE”), was promoted in 1995 to president of OE’s Penn Power Company (“Penn”) subsidiary and returned to Akron in 1996 as an OE division manager. Mr. Jones was named president of the Company’s Northern Region in 1997, where he was responsible for the Company’s operations in Northeast Ohio; vice president of Regional Operations in 2001; senior vice president of Energy Delivery and Customer Service in 2003; president, FirstEnergy Solutions Corp., the Company’s competitive subsidiary, in 2007; and senior vice president, Energy Delivery and Customer Service in 2009. In 2010, Mr. Jones was named senior vice president and president, FirstEnergy Utilities, overseeing the Company’s ten regulated distribution companies: OE, The Cleveland Electric Illuminating Company, The Toledo Edison Company, Penn, Pennsylvania Electric Company, West Penn Power Company, Metropolitan Edison Company, Monongahela Power Company, Potomac Edison Company and Jersey Central Power & Light Company. He was elected to his most recent position in 2014.

There are no family relationships between Mr. Jones and any director or executive officer of the Company. There are no relationships or related party transactions between Mr. Jones and the Company that would be required to be reported under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Jones and any other person pursuant to which Mr. Jones was selected as President and Chief Executive Officer or as a director.

The Board will determine Mr. Jones’ compensation as Chief Executive Officer in the normal cycle for establishing executive compensation. In the meantime, Mr. Jones’ compensation remains unchanged. With Mr. Jones’ election to the Board, his Officer Indemnification Agreement will be replaced with a Management Director Indemnification Agreement, consistent with one previously entered into between Mr. Alexander and the Company. The form of Management Director Indemnification Agreement to be entered into by Mr. Jones was previously filed with the Securities and Exchange Commission as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	The Company’s press release, dated December 16, 2014.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "will," "intend," “believe,” “estimate” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and to successfully implement our revised sales strategy in the Competitive Energy Services segment; the accomplishment of our regulatory and operational goals in connection with our transmission plan and pending distribution rate cases and the effectiveness of our repositioning strategy; the impact of the regulatory process on pending matters in the various states in which we do business including, but not limited to, matters related to rates and pending rate cases, and the Electric Security Plan IV in Ohio; the impact of the federal regulatory process on the Federal Energy Regulatory Commission (FERC) regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including the PJM markets and also FERC-jurisdictional wholesale transactions, FERC regulation of cost-of-service rates, including FERC Opinion No. 531’s revised Return on Equity methodology for FERC-jurisdictional wholesale generation and transmission utility service and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to NERC’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM Interconnection, L.L.C.; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; regulatory outcomes associated with storm restoration costs, including but not limited to, Hurricane Sandy, Hurricane Irene and the October snowstorm of 2011; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil, and their availability and impact on margins; the continued ability of our regulated utilities to recover their costs; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; other legislative and regulatory changes, and revised environmental requirements, including, but not limited to, possible greenhouse gases emission, water discharge, and coal combustion residuals regulations, the potential impacts of Cross-State Air Pollution Rule, and the effects of the United States Environmental Protection Agency's Mercury and Air Toxics Standards rules including our estimated costs of compliance; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such expenditures could result in our decision to deactivate or idle certain generating units); the uncertainties associated with the deactivation of certain older regulated and competitive fossil units, including the impact on vendor commitments, and the timing thereof as they relate to, among other things, Reliability Must Run arrangements and the reliability of the transmission grid; the impact of other future changes to the operational status or availability of our generating units; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments; replacement power costs being higher than anticipated or not fully hedged; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and successfully execute our announced financial plans designed to improve our credit metrics and strengthen our balance sheet through, among other actions, our previously-implemented dividend reduction and our other proposed capital raising initiatives; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to material accounting policies; the ability to access the public securities and other capital and credit markets in accordance with our announced financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries' access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers and other counterparties with which we do business, including fuel suppliers; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2014

FIRSTENERGY CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	The Company’s press release, dated December 16, 2014.

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